UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2024

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Andrew E. Tometich has departed Quaker Chemical Corporation (the “Company”) and is no longer serving as the Company’s Chief Executive Officer and President or as a member of the Board, effective November 18, 2024. Mr. Tometich’s departure was not related to any disagreement between him and the Company.

On December 5, 2024, the Company and Mr. Tometich entered into a Separation Agreement and General Release (the “Separation Agreement”) related to Mr. Tometich’s involuntary termination. Subject to the terms and conditions of the Separation Agreement, Mr. Tometich will be entitled to receive the severance payments and benefits as described in the Company’s Current Report on Form 8-K filed on November 20, 2024 and further detailed in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2024, with the below modifications.

Under the Separation Agreement, Mr. Tometich will also receive accelerated, prorated vesting of any outstanding Stock Options, Restricted Stock Units, Performance Stock Units (“PSUs”) and Restricted Stock, in each case, as defined in the Quaker Chemical Corporation 2016 Long-Term Incentive Plan (the “2016 Plan”). Achievement as to Performance Program Targets, as defined in the 2016 Plan, for the various performance-based awards will be measured at the end of the respective performance periods and paid out if earned at that time. PSUs will continue to be paid at the same time that they otherwise would have been paid.

The foregoing summary of the Separation Agreement does not purport to be a complete description of all of the terms and conditions of the document and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Separation Agreement and General Release by and between Quaker Chemical Corporation and Andrew E. Tometich, dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract, compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: December 11, 2024	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary

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